                                                                   EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Applix, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Alan Goldsworthy, Chief Executive Officer of the Company, and Walt Hilger, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Alan Goldsworthy
                                           ------------------------------------
Dated: August 14, 2002                     Alan Goldsworthy
                                           Chief Executive Officer


                                           /s/ Walt Hilger
                                           ------------------------------------
Dated: August 13, 2002                     Walt Hilger
                                           Chief Financial Officer